EXHIBIT 99.1

2008

Safe Harbor Certain statements in this presentation may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as "anticipate", "estimate", "expect", "project", "intend", "plan", "believe", and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company's operations and business environment, which are difficult to predict and are beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: Worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets; Fluctuations in the value of currencies in major areas where the Company operates, including the U.S. dollar, euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan and Indonesian rupiah; Fluctuations in the prices of sources of energy or plastic resins and other raw materials; Changes in customer demand and requirements; Escalation in the cost of providing employee health care; The outcome of any legal claims known or unknown; The performance of the North American auto market and broader economy; and The North American recessionary economy. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. A. Schulman does not undertake an obligation to publicly update or revise any forward- looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in A. Schulman's periodic filings with the Securities and Exchange Commission.

A. Schulman Overview Founded in 1928, global presence since the mid-1950s International supplier of designed and engineered compounds, color concentrates and resins, which are used in a variety of consumer, industrial, automotive and packaging applications Corporate headquarters in Akron, Ohio; NASDAQ : SHLM 15 manufacturing facilities: 10 in Europe and Asia 5 in North America 2,400 employees: 900 North America 1,500 Europe & Asia

Europe accounts for 3/4ths of sales North America Europe East 243.345 733.04 NA Polybatch 35% NA Engineered Plastics 40% NA Distribution 25% Europe Polybatch 40% Europe Engineered Plastics 20% Europe Distribution 40%

The Company operates within three markets in each of its two segments (North America and Europe) Polybatch Film and packaging, for food and wrapping, masterbatches for colors and properties such as fade resistance Generate rapid increase in sales and profits by leveraging global technical capabilities in high value applications, with key investments Engineered Compounds Compounded products for durable goods, appliances, toys Selective automotive applications Provide steady and growing base of volume and cash flow by building on existing strong relationships through enhanced technical and selling efforts and competitively superior speed in all functions Merchant, Distribution and Rotomolding Distribute large producers bulk commodity resins Generate increasing sales and profits by capitalizing on global polyolefin producers shift to distribution Increase ASI purchasing power to improve availability and cost of base resins

Competitive Advantages Extensive global footprint enables locally-based service to global customers Multiple application technology centers to support customer needs Broad product lines allow "one-stop shopping" for customers Quality culture delivers top-quality products Financial strength allows us to invest for profitable growth

New CEO's observations Need to improve accountability & sense of urgency Limited communications and training Company has potential if plans executed properly Challenges in North America and Europe similar once North America is profitable and less auto dependent - need expanding margin growth and Invision success Key processes need to be standardized and modernized. Talent will not always exist internally Must change the culture!

Tremendous opportunity exists at ASI. Plans must be executed to be realized Built first pass of a formal 3 year plan First step in developing a robust strategic planning process Clear opportunities for sustainable profitable growth do exist Taken quick hitters with high level of assurance of profit achievement Putting in place processes and structures to assure long-term profitable growth

New CEO has articulated clear strategy for future profitable growth 100 Day Plan More efficient and effective utilization of North American manufacturing facilities Enhanced focus on value-added products to drive profitable growth Re-assessment of North American auto business Suspension of capital spending for Invision until it is repositioned in the market Identification of additional efficiencies in European (and North American) sales and admin Ensuring the best leadership team is in place Next 265 Day Plan Drive working capital down to peer levels Implement global purchasing organization - secure savings Implement robust product development engine Implement leading edge continuous improvement processes

100 Day Plan Implemented More efficient and effective utilization of North American manufacturing facilities and Re-assessment of North American auto business Announced closure of Canadian Engineered Plastics facility by year-end and announced sale of Orange Texas low margin tolling business (should save upwards of $9-10 million by 2010 Enhanced focus on value-added products to drive profitable growth Exiting significant low margin Engineered Plastics business in North America Looking for additional Deltaplast type acquisition opportunities in Europe Suspension of capital spending for Invision until it is repositioned in the market Completed building in Findlay rededicated to North American Polybatch - saved capital spending of almost $10 million Identification of additional efficiencies in European (and North American) sales and admin - some examples: Terminated lease on company airplane ($600k annual benefit) Elimination of retiree medical for all current employees ($1.6 million annual benefit) Elimination of a layer of North American management ($1.0 million annual benefit) Ensuring the best leadership team is in place and motivated properly Hired experienced Chief Purchasing Officer HR Reporting directly to CEO Monthly Profit and Cash reviews tightly focusing on profitability and working capital 08 Incentives realigned to put more focus on working capital and profit Two new business heads in Europe

Next 265 day plan Drive working capital down to peer levels Global working capital team formed Initiatives identified, targets set (ultimately at peer levels) Training at all levels of the organization Monthly CEO level follow up on progress Implement global purchasing organization - secure savings Chief Purchasing Officer hired - has extensive experience Global organization, including Distribution, realigned to report directly to the CPO Targets set and communicated to the board Implement robust product development engine Quarterly meetings established (first in March) New product definitions and metrics developed and in place Global teams focused by product line Implement leading edge continuous improvement processes Consultant with relevant experience identified and hired To report back at the end of May

Financials

One Page Summary Reported loss for the second quarter was: $3.8 million or ($0.13) per share vs. Income of $1.6 million and $0.06 per share last year A number of significant items occurred in the quarter and are outlined on the next slide Excluding significant unusual items net income for the quarter would be: $7.9 million or $0.29 per share vs. $3.1 million or $0.12 per share in fiscal 2007 Excluding significant unusual items net income for the six months would be: $19.0 million vs. $6.5 million in fiscal 2007 The operating performance in the quarter was quite good - driven by Europe, the results are confusing though with all of the one timers

Bridge of 2008 Unusual After-Tax Items

Bridge of 2007 Unusual After-Tax Items

YTD adjusted results are well ahead of last year driven by higher GM ($17.8 million) with selling price more than offsetting cost and savings in Income Tax. Europe is well ahead while NA, still ahead, lost a little ground in Q2 YTD Actual vs YTD Last Year Gross Margin Op. Perform 7.6 (0.8) (0.7) 0.5 0.3 (1.7) 0.1 3.7 9.0 FX 10.2 (5.3) 0.0 (0.2) 0.0 (0.2) 0.0 (1.0) 3.5 Note : Excludes unusual items EPS 0.23 EPS 0.68 Net Income LY Volume Price Cost SG&A Corp Admin Net Interest Other Income FX Gain/(Loss) Other Taxes Net Income Base 6.516 6.516 9.507 24.357 18.264 17.575 17.575 17.832 16.263 16.263 16.315 19.01 Data Point to Graph 2.991 95.508 80.658 6.093 0.689 0.257 0.326 1.895 0.052 2.695 0 Labels 2.991 95.508 -80.658 -6.093 -0.689 0.257 0.326 -1.895 0.052 2.695

Summary Company positioned for growth, already beginning to see results of restructuring efforts Significant new corporate initiatives in place and operating to ensure successful profitable growth The Company is newly energized with an appropriate high sense of urgency Dual track approach to adding shareholder value with Board special committee activities Schulman is committed to delivering exceptional shareholder returns in any economic environment